Stock-Based Compensation Plans	12 Months Ended
Sep. 30, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

Note 15 —	Stock-Based Compensation Plans
Post employees have historically participated in equity plans of Ralcorp. On February 8, 2007, Ralcorp shareholders adopted the 2007 Incentive Stock Plan. Effective October 1, 2008, it was amended and restated to reflect requirements of Section 409A. The 2007 Incentive Stock Plan became the Amended and Restated 2007 Incentive Stock Plan (Plan), which reserves shares to be used for various stock-based compensation awards. The Plan provides that certain eligible employees of Post may receive stock option awards, stock appreciation rights and other stock awards payable in whole or part by the issuance of stock.
The following disclosures represent Post's portion of the Plan maintained by Ralcorp in which Post's employees participated. The underlying equity for all awards granted under the Plan consists of Ralcorp common shares. Accordingly, the amounts presented are not necessarily indicative of future performance and do not necessarily reflect the results that would have been experienced as an independent, publicly traded company for the periods presented.
Total compensation cost for stock-based compensation awards recognized in the fiscal years ended 2011, 2010, and 2009 was $1.7, $2.2, and $1.6, respectively, and the related recognized deferred tax benefit for each of those periods was approximately $.6, $.9, and $.6, respectively. As of September 30, 2011, the total compensation cost related to nonvested awards not yet recognized was $1.9, which is expected to be recognized over a weighted average period of 2.59 years. The Company paid $.9 for stock-based liabilities in the year ended September 30, 2011 (and none in 2010 and 2009).
Stock Appreciation Rights
Information about stock-settled stock appreciation rights (SARs) is summarized in the following table. Upon exercise of each right, the holder of stock-settled SARs will receive the number of shares of Ralcorp common stock equal in value to the difference between the exercise price and the fair market value at the date of exercise, less all applicable taxes. Ralcorp uses treasury shares to settle SARs exercised. The total intrinsic value of stock-settled SARs exercised was $.1 in the fiscal year ended September 30, 2011 and zero in fiscal 2010 and 2009.

	Stock-Settled Stock Appreciation Rights	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at September 30, 2010	185,000	$59.61
Granted	—	—
Exercised	(9,500)	58.33
Forfeited	(13,000)	63.05
Expired	—	—
Outstanding at September 30, 2011	162,500	59.41	8.04	$2.8
Vested and expected to vest as of September 30, 2011	158,216	59.42	8.03	2.7
Exercisable at September 30, 2011	14,491	66.07	6.99	0.2
In September 2010, Ralcorp granted cash-settled SARs for the first time, including a total of 22,500 cash-settled SARs with an exercise price of $57.45 granted to certain Post employees. Upon exercise of each right, the holder of cash-settled SARs will receive cash equal in value to the difference between the exercise price and the fair market value at the date of exercise, less all applicable taxes. As of September 30, 2011, 2,000 had been forfeited and 1,500 (with a value of $.1) had vested and been exercised. For the 19,000 outstanding, none were exercisable, 17,893 were expected to vest, the remaining contractual term was 9.0 years, and the aggregate intrinsic value was $.4. Cash-settled SARs are liability-classified awards that must be remeasured at fair value at the end of each reporting period, and cumulative compensation cost recognized to date must be trued up each reporting period for changes in fair value prorated for the portion of the requisite service period rendered.
The fair value of each SAR was estimated on the date of grant using the Black-Scholes valuation model, which uses assumptions of expected life (term), expected stock price volatility, risk-free interest rate, and expected dividends. The expected term is estimated based on the award's vesting period and contractual term, along with historical exercise behavior on similar awards. Expected volatilities are based on historical volatility trends and other factors. The risk-free rate is the interpolated U.S. Treasury rate for a term equal to the expected term. The weighted average assumptions and fair values for SARs granted during fiscal 2010 and 2009 are summarized in the table below. Although no SAR's were granted to Post employees during the fiscal year ended September 30, 2011, the table also shows the assumptions used to remeasure the fair value of cash-settled SARs at that date.

	Year Ended September 30,
	2011	2010	2009
Expected term	5.0 years	6.0 years	6.0 years
Expected stock price volatility	30.0%	30.6%	30%
Risk-free interest rate	0.96%	2.22%	2.79%
Expected dividends	0%	0%	0%
Fair value (per right)	$30.27	$19.31	$22.25
Restricted Stock Awards
Ralcorp's restricted stock awards are nonvested shares of stock (or stock units) issued to awardees. The grant date market value of each award is recorded as a reduction of Ralcorp equity and amortized on a straight-line basis over the expected vesting period. The total fair value of restricted stock awards that vested during 2011, 2010 and 2009 was $.7, $.5 and zero, respectively. As of September 30, 2010 there were a total of 13,000 nonvested restricted stock awards with a grant date fair value of $55.59 per share. On August 4, 2011, these shares became fully vested.
Other Stock-Based Compensation Awards
On August 4, 2008, Ralcorp granted a restricted incentive award to twelve Post employees, two of which subsequently forfeited the award. Each employee's award called for a cash payment on August 4, 2011 equal to the value of 1,200 shares of Ralcorp stock on that day. The estimated fair value of the payout was accrued on a straight-line basis over the period from the grant date to the payout date. A similar award was granted to one employee on August 5, 2010 based on 5,000 shares and a payout date of August 5, 2013. Related expense recorded for the fiscal years 2011, 2010, and 2009 was $.6, $.2, and $.3, respectively.
Deferred Compensation
Post provides for a Deferred Compensation Plan for Key Employees through which eligible employees may elect to defer payment of all or a portion of their bonus until some later date. Deferrals may be made into Ralcorp common stock equivalents (Equity Option) or into a number of funds operated by The Vanguard Group Inc. with a variety of investment strategies and objectives (Vanguard Funds). Deferrals into the Equity Option are distributed in Ralcorp stock, while deferrals into the Vanguard Funds are distributed in cash. There are no significant costs related to this deferred compensation plan. Post funds its deferred compensation liability (potential cash distributions) by investing in the Vanguard Funds in the same amounts as selected by the participating employees. Both realized and unrealized gains and losses on these investments are included in "Selling, general and administrative expenses" and offset the related change in the deferred compensation liability.